UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2020

Alcentra Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	814-01064 (Commission File Number)	46-2961489 (IRS Employer Identification Number)

200 Park Avenue, 7th Floor
New York, NY 10166
(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 922-8240

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ABDC	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 7, 2020, Alcentra Capital Corporation (the “Company” or “Alcentra Capital”) received a letter from the staff of the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it no longer complies with Nasdaq Listing Rules 5620(a) and 5810(c)(2)(G) for continued listing of shares of the Company’s  common stock, par value $0.001 per share (“Alcentra Capital Common Stock”), due to the Company’s failure to hold an annual meeting within 12 months of the end of the Company’s fiscal year ended December 31, 2018. As a result, as of January 7, 2020, the Company has 45 calendar days to submit a plan to Nasdaq to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the fiscal year ended December 31, 2019, or until June 29, 2020, to allow the Company to regain compliance.

The Company decided to postpone its 2019 annual meeting of stockholders in view of the pending merger of the Company with and into Crescent Capital BDC, Inc. (“Crescent Capital BDC”) pursuant to that certain Agreement and Plan of Merger, dated as of August 12, 2019 (as amended on September 27, 2019, the “Merger Agreement”), with Crescent Capital BDC and the other parties thereto, under which Crescent Capital BDC (following its reincorporation by merger into the State of Maryland) will acquire all of the outstanding shares of Alcentra Capital Common Stock in a stock and cash transaction. Prior to the closing of the transactions contemplated by the Merger Agreement, Crescent Capital BDC will merge with and into a newly formed wholly owned subsidiary, Crescent Reincorporation Sub, Inc., a Maryland corporation, with Crescent Reincorporation Sub, Inc. surviving the merger as “Crescent Capital BDC, Inc.” (“Crescent Capital Maryland BDC”). Pursuant to the Merger Agreement, Atlantis Acquisition Sub, Inc., a wholly owned subsidiary of Crescent Capital BDC, will merge with and into the Company with the Company surviving as a wholly owned subsidiary of Crescent Capital Maryland BDC (the “First Merger”). Immediately thereafter and as a single integrated transaction, the Company will merge with and into Crescent Capital Maryland BDC with Crescent Capital Maryland BDC continuing as the surviving company (the “Second Merger,” and together with the First Merger, the “Mergers”). The Company’s Board of Directors (the “Alcentra Capital Board”), including each of its independent directors, and its Committee of Independent Directors (the “Independent Director Committee”), have unanimously approved the Merger Agreement and the transactions contemplated thereby.

Upon the completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, the Company’s stockholders will be entitled to receive the following consideration for each share of Alcentra Capital Common Stock owned immediately prior to the effective time of the Transaction: (1) stock consideration at the fixed exchange ratio of 0.4041 shares, par value $0.001 per share, of Crescent Capital Maryland BDC’s common stock (and, if applicable, cash in lieu of fractional shares of Crescent Capital Maryland BDC’s common stock); (2) $3.1784 per share in cash (as may be adjusted pursuant to the Merger Agreement), $1.6761 of which will be paid by Crescent Cap Advisors, LLC (f/k/a CBDC Advisors, LLC) (“Crescent Cap Advisors”), the external investment adviser of Crescent Capital BDC, and $1.5023 of which will be paid by Crescent Capital Maryland BDC (less the amount of any special dividends declared by the Company after the date of the Merger Agreement to comply with applicable tax requirements (excluding regular quarterly dividends up to a maximum amount of $0.18 per share of Alcentra Capital Common Stock)).  After the completion of the Mergers and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”), Crescent Capital Maryland BDC will be renamed “Crescent Capital BDC, Inc.” and is expected to have its common stock listed on Nasdaq under the symbol “CCAP.”

As previously disclosed, the Alcentra Capital Board, led by the Independent Director Committee, commenced a full review of strategic alternatives for the Company starting in February 2019, and entered into discussions regarding a potential strategic transaction with Crescent Capital Group LP (“CCG LP”), the majority member of Crescent Cap Advisors, in March 2019. When negotiations regarding the potential transaction with CCG LP or one of its affiliates first commenced and at the time of the execution of the Merger Agreement in August 2019, the Company anticipated that the Transactions, including the ultimate delisting of Alcentra Capital Common Stock from Nasdaq upon the consummation of the Transactions, would be completed prior to December 31, 2019. Given this expectation, the Company decided to postpone its 2019 annual meeting of stockholders pending the consummation of the Transactions, with the plan to schedule an annual meeting only if the Transactions were not consummated. However, as a result of a number of factors, including the length of time of the regulatory review of Crescent Capital Maryland BDC’s registration statement on N-14 (File No. 333-233995) (the “Registration Statement”), which includes Crescent Capital BDC’s and the Company’s joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), by the Securities and Exchange Commission (the “SEC”), the consummation of the Transactions could not be completed prior to December 31, 2019 and instead is expected to be completed promptly following the special meeting of the Company’s stockholders scheduled to be held on January 29, 2020 to approve certain matters related to the Transactions (the “Special Meeting”).

If the Transactions are not consummated prior to February 21, 2020, the Company intends to submit to Nasdaq, no later than February 21, 2020, a plan to regain compliance with Nasdaq Listing Rules 5620(a) and 5810(c)(2)(G). There can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will be able to achieve or maintain compliance with the Nasdaq continued listing requirements.

The above summary of the Merger Agreement, including the Transactions contemplated therein, is not intended to be complete. A more complete description of the Transactions is set forth in the Joint Proxy Statement, as subsequently amended or supplemented.

Item 8.01. Other Events.

The information contained in Item 3.01 of this current report on Form 8-K is incorporated by reference in this Item 8.01.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving Crescent Capital BDC and Alcentra Capital, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, Crescent Capital Maryland BDC, Alcentra Capital and Crescent Capital BDC have filed relevant materials with the SEC, including the Registration Statement filed with the SEC by Crescent Capital Maryland BDC and the Joint Proxy Statement. The Registration Statement and Joint Proxy Statement each contain important information about Alcentra Capital, Crescent Capital BDC, the Transactions, the Proposals and related matters. INVESTORS AND SECURITY HOLDERS OF CRESCENT CAPITAL BDC AND ALCENTRA CAPITAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ALCENTRA CAPITAL, CRESCENT CAPITAL BDC, THE PROPOSED TRANSACTIONS, THE PROPOSALS AND RELATED MATTERS. Investors and security holders are able to obtain the Registration Statement, the Joint Proxy Statement and other documents filed with the SEC by Crescent Capital Maryland BDC, Alcentra Capital and Crescent Capital BDC, free of charge, from the SEC’s web site at www.sec.gov and from either Alcentra Capital’s or Crescent Capital BDC’s web sites at www.alcentracapital.com or at www.crescentbdc.com. Investors and security holders may also obtain free copies of the Registration Statement, the Joint Proxy Statement and other documents filed with the SEC from Crescent Capital BDC by contacting Crescent Capital BDC’s Investor Relations Department at investor.relations@crescentcap.com, or from Alcentra Capital by contacting Alcentra Capital’s Investor Relations Department at investorrelationsbdc@alcentra.com.

Participants in the Solicitation

Alcentra Capital and Crescent Capital BDC and their respective directors, executive officers, other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed Transactions. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Alcentra Capital and Crescent Capital BDC stockholders in connection with the proposed Transactions, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Joint Proxy Statement and Registration Statement filed with the SEC. To the extent holdings of securities by any of Alcentra Capital’s or Crescent Capital BDC’s directors or executive officers have changed since the amounts disclosed in the Joint Proxy Statement and Registration Statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed Transactions between Crescent Capital BDC and Alcentra Capital pursuant to the Merger Agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed Transactions; the ability of the parties to complete the proposed Transactions considering the various closing conditions; the expected benefits of the proposed Transactions such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed Transactions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed Transactions, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed Transactions, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of each of Crescent Capital BDC and Alcentra Capital may not be obtained; (2) the risk that the Mergers or other Transactions contemplated by the Merger Agreement may not be completed in the time frame expected by Crescent Capital BDC and Alcentra Capital or at all; (3) unexpected costs, charges or expenses resulting from the proposed Transactions; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed Transactions; (5) uncertainty with respect to the trading levels of shares of the combined company’s common stock on Nasdaq; (6) failure to realize the anticipated benefits of the proposed Transactions, including as a result of delay in completing the proposed Transactions or integrating the businesses of Crescent Capital BDC and Alcentra Capital; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in achieving synergies and cost savings of the combined company; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Merger Agreement; (11) the risk that stockholder litigation in connection with the proposed Transactions may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in laws or regulations or interpretations of current laws and regulations that would impact Crescent Capital BDC’s classification as a business development company; and (14) changes in general economic and/or industry specific conditions. Some of these factors are enumerated in the filings Crescent Capital Maryland BDC, Crescent Capital BDC and Alcentra Capital have made or will make with the SEC in connection with the proposed Transactions under the Merger Agreement, including the Registration Statement and the Joint Proxy Statement.

The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, none of Crescent Capital Maryland BDC, Crescent Capital BDC and Alcentra Capital undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or development, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 10, 2020

ALCENTRA CAPITAL CORPORATION

By:	/s/ Ellida McMillan
Name: Ellida McMillan
Title: Chief Financial Officer and Chief
Operating Officer